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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):

                               September 20, 2001

                                   ----------


                             THE WALT DISNEY COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                    (STATE OF JURISDICTION OF INCORPORATION)




            1-11605                                     95-4545390
     (COMMISSION FILE NUMBER)                        (IRS EMPLOYER
                                                    IDENTIFICATION NO.)


500 South Buena Vista Street, Burbank, California                   91521
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


                                 (818) 560-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 Not applicable
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5.  Other Events.


     On September 20, 2001, The Walt Disney Company (the "Company") issued the press release attached as an exhibit to this current report on Form 8-K.

     In addition, also on September 20, 2001, Standard & Poor's placed its ratings on the Company and its related entities on CreditWatch with negative implications. At the same time, Standard & Poor's assigned its single - "A" rating to the Company's Rule 415 shelf drawdowns of $500 million 3.90% notes due September 15, 2003 and $500 million 4.50% notes due September 15, 2004. Both issue ratings were also placed on CreditWatch with negative implications.

     The Private Securities Litigation Reform Act of 1995 (the Act) provides a safe harbor for "forward-looking statements" made by or on behalf of the Company. The Company and its representatives may from time to time make written or oral statements that are "forward-looking", including statements contained in this report and other filings with Securities and Exchange Commission and in reports to the Company's shareholders. Management believes that all statements that express expectations and projections with respect to future matters are forward-looking statements within the meaning of the Act. These statements are made on the basis of management's views and assumptions, as of the time the statements are made, regarding future events and business performance. There can be no assurance, however, that management's expectations will necessarily come to pass.

     For an enterprise as large and complex as the Company, a wide range of factors could materially affect future developments and performance. A list of such factors is set forth in the Company's Annual Report on Form 10-K for the year ended September 30, 2000 under the heading "Factors that may affect forward-looking statements" and in subsequent SEC filings made by the Company.

Item 7.   Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibit.


Exhibit No.       Description

99.1              Press Release issued by The Walt Disney Company on
                  September 20, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE WALT DISNEY COMPANY



                                           By: /S/ DAVID K. THOMPSON
                                               -------------------------------
                                               David K. Thompson
                                               Senior Vice President
                                               Assistant General Counsel


Dated:   September 21, 2001


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                                  EXHIBIT INDEX


Exhibit No.       Description
99.1              Press Release issued by The Walt Disney Company on
                  September 20, 2001.
